UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2021

A. H. BELO CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-7342
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $0.01 par value	AHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2021, the Board of Directors (the “Board”) of A. H. Belo Corporation (the “Company”) approved and adopted the Third Amendment (the “Third Amendment”) to the Company’s 2017 Incentive Compensation Plan (the “Plan”). Pursuant to the Third Amendment, immediately following the effective date of the Reverse Stock Split (as defined below), the Plan shall be amended to proportionately reduce the number of shares reserved for issuance and any maximum number of shares with respect to which equity awards may be granted to any participant under the Plan by the Reverse Stock Split Ratio (as defined below), and to further reduce the number of shares of Series A common stock and Series B common stock available for issuance under the Plan to 1,000,000. In addition, the Third Amendment updates the name of the Plan, to be effective on the effective date of Company’s planned name change to DallasNews Corporation. This summary of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On May 18, 2021, the Company issued a press release announcing that its Board has approved a reverse stock split of all of the issued and outstanding and treasury shares of common stock, par value $0.01 per share, of the Company (the “Reverse Stock Split”), at a reverse stock split ratio of 1-for-4 (the “Reverse Stock Split Ratio”). The Company’s shareholders authorized the Board to effect the Reverse Stock Split at the Company’s 2021 Annual Meeting of Shareholders held on May 13, 2021. The Reverse Stock Split is expected to become effective at 12:01 a.m. Central Daylight Time on June 8, 2021. The Company’s Series A common stock is expected to begin trading on a post-split basis on the New York Stock Exchange when the market opens on June 8, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 (including the information in Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Third Amendment to the A. H. Belo 2017 Incentive Compensation Plan

99.1	Press Release issued by A. H. Belo Corporation on May 18, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 18, 2021	A. H. BELO CORPORATION

	By:	/s/ Christine E. Larkin
Christine E. Larkin
Senior Vice President/General Counsel